SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 8, 1996



                            CHAPARRAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




       Colorado                         0-7261                   84-0630863
 ---------------------------      -------------------        ------------------
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
 of incorporation)                                           Identification No.)





             621 Seventeenth Street, Suite 1301, Denver, Colorado 80293
                   (Address of principal executive offices)
                                  (Zip Code)



        Registrant's telephone number including area code: (303) 293-2340




                                                               5 Total Pages

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In early September 1994, Chaparral Resources, Inc. ("Company") signed a letter of intent with Central Asian Petroleum, Inc., a Delaware corporation ("CAP-D"), and Overseas Consulting Services Company, Inc. ("OCSCO"), both private companies based in Houston, Texas, to jointly pursue the registration and development of the Karakuduk Field, a shut-in oil field in the central Asian Republic of Kazakhstan, discovered in the early 1970s but never placed in production.

         In mid-September 1994, the Company acquired a 25% interest in Central Asian Petroleum Guernsey Limited ("CAP-G"), with headquarters in Ankara, Turkey. CAP-G has a 50% interest in Karakuduk Munay, Inc. ("KKM"), which holds 100% of the right to develop the Karakuduk Field. As a result of the acquisition of the 25% interest in CAP-G, the Company had a 12.5% beneficial interest in KKM and the Karakuduk Field. In April 1995, the Company acquired all of the stock of CAP-D, which also owned an interest in CAP-G. As a result of the acquisition of CAP-D, the Company's beneficial interest in CAP-G increased to 45%, giving the Company a 22.5% beneficial interest in KKM and the Karakuduk Field.

         In January and February 1996, the Company entered into agreements to acquire, for a total of $5,850,000 cash and 1,785,000 shares of the Company's restricted common stock, up to an additional 55% interest in CAP-G. If consummated, the acquisitions will increase the Company's ownership in CAP-G to 100%, thus increasing to 50% the Company's beneficial ownership in KKM and the Karakuduk Field. The other 50% ownership in the Karakuduk Field is held by a Kazakstan regional government group.

         The additional 55% of CAP-G is to be acquired in three separate transactions, the first two of which include the purchase of all of the CAP-G stock owned by Darka Petrol Ticaret Limited Sirketi, a private Turkish company ("Darka"), and by Guntekin Koksal, an individual CAP-G shareholder ("Koksal"), each of which owns 25% of the CAP-G outstanding stock.

         The Company must pay $2,000,000 in cash plus issue 685,000 shares of the Company's common stock to Darka for all of Darka's CAP-G stock. The Company paid $600,000 of the cash purchase price and delivered 625,000 shares of Company stock on March 8, 1996, with the balance of cash and stock due on closing to be held on April 1, 1996.

         The Company must pay $1,975,000 in cash and issue 900,000 shares of the Company's common stock to Koksal for 60% of Koksal's CAP-G stock (15% of CAP-G) with an option, after completion of the initial purchase, to purchase the remaining 40% of his CAP-G stock for an additional $1,625,000 and 200,000 shares of the Company's common stock. On March 11, 1996, the Company delivered $750,000 cash and 900,000 shares of the Company's common stock to Koksal. The remaining cash balance of $1,225,000 to complete the initial purchase will be paid in four equal quarterly payments of $306,250 between June 11, 1996 and March 11, 1997. The Company's option to purchase the remaining 40% of Koksal's CAP-G stock (10% of CAP-G) may be exercised at any time following completion of the initial purchase and prior to December 11, 1997.

         Under the third agreement, the Company intends to acquire the 5% of the outstanding CAP-G stock necessary to bring the Company's ownership interest in CAP-G to 100% from OCSCO for $250,000 cash to be paid on or before April 14, 1996.

         The Company utilized a portion of proceeds of loans to the Company in November and December 1995, from nonaffiliated private lenders and proceeds from a private placement of common stock to pay the cash portion of acquisition of CAP-G stock. The Company intends to seek additional financing to raise the additional cash required to complete the purchases of CAP-G stock described above.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial statements of Central Asian Petroleum Guernsey Limited.

                           It is not practical to obtain the required  financial
                  statements at the time of this report; the financial statements shall be filed as soon as practicable but not later than the time required by Item 7(a)(4).

         (b)   Pro forma financial information.

                           It is not  practical to obtain the required pro forma
                  financial statements at the time of this report; the pro form financial statements shall be filed as soon as practicable but not later than the time required by Item 7(a)(4).

         (c)   Exhibits.

                  (10.1) Purchase Agreement, dated effective January 12, 1996, between the Company and Guntekin Koksal, incorporated by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

                  (10.2) Letter Agreement, dated January 3, 1996, between the Company and certain stockholders of Darka Petrol Ticaret Ltd. Sti., together with Exhibits A--E, incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

                  (10.3) Amendment, effective March 4, 1996, to the Letter Agreement dated January 3, 1996, incorporated by reference to Exhibit 10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 18, 1996

                                                CHAPARRAL RESOURCES, INC.



                                                By /s/ Paul V. Hoovler
                                                  -----------------------------
                                                  Paul V. Hoovler, President

                                  EXHIBIT INDEX

Exhibit        Description                                              Page No.
-------        -----------                                              -------

10.1           Purchase  Agreement,  dated effective January 12, 1996,     N/A
               between the Company and Guntekin Koksal (purchase of CAP-G shares), incorporated by reference to Exhibit
               10.6 to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

10.2           Letter  Agreement,  dated January 3, 1996,  between the     N/A
               Company  and  certain   stockholders  of  Darka  Petrol
               Ticaret  Ltd.   Sti.,   together  with  Exhibits  A--E,
               incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

10.3           Amendment,  effective  March  4,  1996,  to the  Letter     N/A
               Agreement  dated  January  3,  1996,   incorporated  by
               reference  to  Exhibit  10.8  to the  Company's  Annual
               Report on Form 10-K for the fiscal year ended  November
               30, 1995.